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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 3, 2008


                               BCSB BANCORP, INC.
                               ------------------
             (Exact Name of Registrant as Specified in Its Charter)


        UNITED STATES                   333-141572           TO BE APPLIED FOR
        -------------                   ----------           -----------------
(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)

            4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND 21236
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (410) 256-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01     OTHER EVENTS.
              ------------

         On April 3, BCSB Bancorp, Inc. (the "Company"), the proposed new holding company for Baltimore County Savings Bank, F.S.B. (the "Bank"), and BCSB Bankcorp, Inc., the Bank's current mid-tier holding company, issued a press release announcing the conclusion of the subscription and community offering of the shares of the Company's common stock, par value $0.01 per share to be issued upon the proposed "second-step" conversion of Baltimore County Savings Bank, M.H.C., the Bank's current mutual holding company parent, and the results of the subscription and community offering. The Company also announced the commencement of a syndicated community offering. For more information, reference is made to the Company's press release dated April 3, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (d)   Exhibits

              Number            Description
              ------            -----------

              99.1              Press Release Dated April 3, 2008



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: April 4, 2008                    By  /s/ Joseph J. Bouffard
                                           -------------------------------------
                                           Joseph J. Bouffard
                                           President and Chief Executive Officer